UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2007

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

0-28180	84-1141188
(Commission file number)	(IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)

303-440-5330

(Registrant’s telephone number)

Not Applicable

(Former name, former address and former fiscal year, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

As previously disclosed, on February 7, 2007, SpectraLink Corporation (the “Company” or “SpectraLink”), Polycom, Inc. (“Parent” or “Polycom”) and Spyglass Acquisition Corp. (“Offeror”), a wholly-owned subsidiary of Parent, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Offeror offered to purchase all outstanding shares of the Company’s Common Stock, $0.01 par value per share (the “Shares”), at a price of $11.75 per Share, without interest thereon, less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase filed by Parent and Offeror with the Securities and Exchange Commission on February 20, 2007 (the “Offer to Purchase”), and the related Letter of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the “Offer”).

As of the expiration of the initial offering period of the Offer at 12:00 midnight New York City time on Tuesday, March 20, 2007, approximately 17,729,176 Shares (which includes 441,746 Shares that were tendered pursuant to guaranteed delivery procedures) were validly tendered and not withdrawn in the Offer, representing approximately 90.0% of the outstanding Shares. Offeror has accepted all validly tendered Shares for payment in accordance with the terms of the Offer and thereby has acquired control of the Company. Offeror commenced a three business day subsequent offering period for all remaining Shares at 12:01 a.m. New York City time on March 21, 2007. During the subsequent offering period, Shares will be accepted for payment at the same $11.75 per Share offer price paid during the initial offering period and purchased promptly as they are tendered. The subsequent offering period will expire at 12:00 midnight New York City time on March 23, 2007, unless extended by Offeror.

Based on the per Share consideration of $11.75 and the number of Shares validly tendered and accepted for payment as of March 21, 2007, the value of the Shares purchased by Offeror in connection with the Offer was approximately $208.3 million. The funds used by Offeror to purchase the Shares were from cash on hand.

Pursuant to the terms and conditions of the Merger Agreement, Offeror will be merged with and into the Company (the “Merger”) as soon as practicable after the expiration of the subsequent offering period (as it may be extended). If Offeror holds at least 90% of the outstanding Shares as a result of the delivery of Shares pursuant to guaranteed delivery procedures, the subsequent offering period, exercise of Offeror’s Top-Up Option or otherwise, the Merger will occur promptly thereafter. Otherwise, the Merger will occur as soon as practicable after the Merger Agreement and the Merger are approved and adopted by the holders of a majority of the outstanding Shares (including, for such calculation, Offeror’s Shares) at a special meeting of the Company’s stockholders. In connection with the Merger, all outstanding Shares not purchased in the initial or subsequent offering periods (other than Shares owned by (i) the Company, Offeror or Parent and (ii) stockholders, if any, who properly exercise their appraisal rights under Delaware law) will be converted into the right to receive $11.75 per Share in cash, without interest thereon, less any required withholding taxes. Following the consummation of the Merger, the Company will continue as the surviving corporation and be a wholly-owned subsidiary of Parent.

The Merger Agreement provides that promptly after such time as Offeror acquires a majority of the then-outstanding Shares pursuant to the Offer and subject to compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder, Offeror will be entitled to designate, at its option, up to that number of directors of the Company’s Board of Directors equal to the product (rounded up to the next whole number) obtained by multiplying (x) the number of directors on the Company’s Board of Directors (giving effect to any increase in the number of directors on the Company’s Board of Directors pursuant to Offeror’s exercise of its option) and (y) a fraction, the numerator of which is the number of Shares held by Parent and Offeror (after giving effect to the number of Shares purchased in the Offer) and the denominator of which is the total number of then-outstanding Shares. The effect of Offeror’s exercise of its option is the ability to designate a majority of the Company’s Board of Directors. In connection with the foregoing, the Company will promptly, at the option of Offeror, either increase the size of the Company’s Board of Directors and/or obtain the resignation of such number of its current directors as is necessary to enable Offeror’s designees to be elected or appointed to the Company’s Board of Directors. From time to time thereafter, the Company will cause the individuals so designated by Offeror to constitute substantially the same percentage (rounding up where appropriate) as is on the Company’s Board of Directors on (i) each committee of the Company’s Board of Directors, (ii) each board of directors of each subsidiary of the Company and (iii) each board committee of each subsidiary of the Company. However, following the election or appointment of Offeror’s designees to the Company’s Board of Directors and prior to the consummation of the Merger, any (A) amendment or termination of the Merger Agreement, or agreement or consent to any amendment or termination of the Merger Agreement, in any case on behalf of the Company, (B) any extension by the Company of the time for the performance of, or any waiver by the Company of, any of the obligations or other acts of Parent or Offeror under the Merger Agreement, (C) any waiver of any of the Company’s rights under the Merger Agreement, or (D) any other determination with respect to any action to be taken or not to be taken by or on behalf of the Company relating to the Merger Agreement or the transactions contemplated thereby, will require the approval of a majority of the directors, to the extent that there are any, who were directors prior to the expiration of the initial offering period of the Offer and who continue to serve on the Company’s Board of Directors after Offeror’s election or appointment of Offeror’s designees to the Company’s Board of Directors.

The foregoing description of the arrangements set forth in the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 99.1 hereto and incorporated herein by this reference.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

Forward-Looking Statements

This report contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, actual results could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the statements related to the ability to complete the transaction considering the various closing conditions. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transaction; the ability to complete the transaction considering the various closing conditions; and other risks that are described from time to time in Polycom’s and SpectraLink’s filings with the Securities and Exchange Commission, including, but not limited to, the risks described in Polycom’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and SpectraLink’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006. SpectraLink assumes no obligation and does not intend to update these forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Agreement and Plan of Merger, dated as of February 7, 2007, by and among Polycom, Inc., Spyglass Acquisition Corp. and SpectraLink Corporation (incorporated by reference to Exhibit 2.1 attached to the Current Report on Form 8-K filed by SpectraLink Corporation with the Securities and Exchange Commission on February 8, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: March 21, 2007	By:	/s/ LEAH MAHER
Leah Maher
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Agreement and Plan of Merger, dated as of February 7, 2007, by and among Polycom, Inc., Spyglass Acquisition Corp. and SpectraLink Corporation (incorporated by reference to Exhibit 2.1 attached to the Current Report on Form 8-K filed by SpectraLink Corporation with the Securities and Exchange Commission on February 8, 2007).